Exhibit 10.12.4
AMENDMENT NO. 4 TO CREDIT AGREEMENT
This amendment no. 4 to credit agreement (this “Agreement”) is entered into as of December 23, 2019 (the “Effective Date”), by and among TELLURIAN PRODUCTION HOLDINGS LLC, a Delaware limited liability company (“Borrower”), the Lenders (defined below) party hereto, GOLDMAN SACHS LENDING PARTNERS LLC, as the administrative agent (in such capacity, including any successors or assigns in such capacity, “Administrative Agent”), and J. ARON & COMPANY LLC, as the collateral agent (in such capacity, including any successors or assigns in such capacity, “Collateral Agent”).
WITNESSETH:
WHEREAS, Borrower, Administrative Agent, Collateral Agent and the financial institutions party thereto as lenders (the “Lenders”, and together with Administrative Agent and Collateral Agent, the “Lender Parties”), have entered into that certain Credit Agreement dated as of September 28, 2018, as amended by that certain Omnibus Amendment and Consent dated as of November 29, 2018, that certain Amendment No. 2 to Credit Agreement dated as of May 6, 2019 and that certain Amendment No. 3 to Credit Agreement dated as of June 28, 2019 (as so amended, and as amended, restated, supplemented or otherwise modified (including by this Agreement), the “Credit Agreement”);
WHEREAS, Borrower has requested that the Lender Parties amend the Credit Agreement as herein provided; and
WHEREAS, subject to the terms and conditions hereinafter set forth, the Lender Parties have agreed to amend the Credit Agreement as herein provided.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements and to the conditions precedent set forth herein, the parties to this Agreement hereby agree as follows:
SECTION 1.Terms Defined in the Credit Agreement. As used in this Agreement, except as may otherwise be provided herein, all capitalized terms defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

SECTION 2.Amendment to Credit Agreement.

(a)Section 7.1(b)(ii) of the Credit Agreement is hereby amended and restated as follows:

“on or before the third (3rd) Business Day of each month (beginning January 2020), the Projections for such month.”
SECTION 3.Conditions of Effectiveness. This Agreement shall become effective on the Effective Date upon fulfillment of the following conditions precedent:

(a)	Borrower shall have delivered to Administrative Agent a duly executed counterpart of this Agreement; and

(b)
Parent Guarantor and each Subsidiary Guarantor shall have delivered to Administrative Agent a duly executed counterpart of the Ratification Agreement substantially in the form attached hereto as Exhibit A (the “Ratification Agreement”).

SECTION 4.Representations and Warranties. Borrower represents and warrants to the Lender Parties, with full knowledge that the Lender Parties are relying on the following representations and warranties in executing this Agreement, as follows:

(a)
The execution, delivery and performance of this Agreement and the Ratification Agreement by Borrower and each Guarantor party thereto and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary company action on the part of Borrower and such Guarantor.

(b)
This Agreement, the Ratification Agreement, the Credit Agreement, the Loan Documents and each and every other document executed and delivered in connection herewith constitute legal, valid, and binding obligations of Borrower and each Guarantor party thereto, enforceable against such Person in accordance with their respective terms, except as may be limited by equitable principles or Debtor Relief Laws.

(c)
The execution, delivery, and performance by Borrower of this Agreement and each Guarantor of the Ratification Agreement, and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate or conflict with, or result in a breach of, or require any consent under, or other action to, with or by (A) the Constituent Documents of such Person, (B) any applicable Law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator where such violation or conflict would reasonably be expected to result in a Material Adverse Event, or (C) any other agreement or instrument to which such Person is a party or by which it or any of its Properties is bound or subject which could reasonably be expected to result in a Material Adverse Event, or (ii) constitute a default under any such agreement or instrument which could reasonably be expected to result in a Material Adverse Event, or result in the creation or imposition of any Lien upon any of the revenues or assets of such Person.

(d)
The execution, delivery and performance by Borrower of this Agreement and each Guarantor of the Ratification Agreement, and the consummation of the transactions contemplated hereby and thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority.

(e)	As of the date of this Agreement, the Credit Parties, taken as a whole, are Solvent and have not entered into any transaction with the intent to hinder, delay or defraud a creditor.

(f)
(i) No Default has occurred and is continuing, and (ii) all of the representations and warranties contained in Article 6 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (other than any representations or warranties subject to a Material Adverse Event qualification or any other qualification as to materiality, which are true and correct in all respects) on and as of the Effective Date, in each case with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (other than any representations or warranties subject to a Material Adverse Event qualification or any other qualification as to materiality, which were true and correct in all respects) as of such earlier date.

SECTION 5.Reference to and Effect on the Loan Documents.
Upon the effectiveness hereof, on and after the date hereof, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import and (ii) each reference in any other Loan Document to “the Credit Agreement” shall, in each case, mean and be a reference to the Credit Agreement after giving effect to this Agreement.
SECTION 6.Cost and Expenses. Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Lender Parties and their Related Parties connection with this Agreement, including, without limitation, the reasonable and documented out-of-pocket fees and expenses of legal counsel for the Lender Parties and their Related Parties in connection herewith.

SECTION 7.Extent of Consent. Except as otherwise expressly provided herein, none of the Credit Agreement or any of the other Loan Documents are amended, modified or affected by this Agreement. Borrower hereby ratifies and confirms that: (a) all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect; (b) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms; (c) the Collateral is unimpaired by this

Agreement; and (d) any and all Liens, security interests and other security or Collateral now or hereafter held by the Lender Parties as security for payment and performance of the Secured Obligations are hereby renewed and carried forth to secure payment and performance of all of the Secured Obligations.

SECTION 8.Waiver and Release. In consideration of the Lender Parties’ agreement to enter into this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower hereby waives, releases, and forever discharges each Lender Party, its predecessors and its successors, assigns, affiliates, shareholders, directors, officers, accountants, attorneys, employees, agents, representatives, and servants (collectively, the “Released Parties”) of, from and against any and all claims, actions, causes of action, suits, proceedings, contracts, judgments, damages, accounts, reckonings, executions, and liabilities whatsoever of every name and nature, whether known or unknown, whether or not well founded in fact or in law, and whether in law, at equity, or otherwise, which such Person ever had or now has for or by reason of any matter, cause, or anything whatsoever to this date relating to or arising out of the Loans, this Agreement, or any of the Loan Documents, including without limitation any actual or alleged act or omission of any of the Released Parties with respect to the Loans or any of the Loan Documents, or any Liens or Collateral in connection therewith, or the enforcement of any of the Lender Parties’ rights or remedies thereunder. The terms of this waiver and release shall survive the termination of this Agreement, the Loans, the Credit Agreement and the Loan Documents and shall remain in full force and effect after the termination of this Agreement.

SECTION 9.Claims. As additional consideration of the execution, delivery, and performance of this Agreement by the parties hereto and to induce the Lender Parties to enter into this Agreement, Borrower represents and warrants that it does not know of any defenses, counterclaims or rights of setoff to the payment of any Secured Obligations to any Secured Party.

SECTION 10.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 11.Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal. Furthermore, in lieu of such invalid or unenforceable provision there shall be added as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

SECTION 12.GOVERNING LAW; VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. The provisions of Section 12.13 of the Credit Agreement are hereby incorporated herein mutatis mutandis.

SECTION 13.Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

SECTION 14.NOTICE OF FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.

BORROWER:

TELLURIAN PRODUCTION HOLDINGS LLC, a Delaware limited liability company
By:    /s/ Graham McArthur
Name: Graham McArthur
Title: Treasurer

Signature Page to Amendment No. 4 to Credit Agreement

ADMINISTRATIVE AGENT:

GOLDMAN SACHS LENDING PARTNERS LLC, as Administrative Agent
By:    /s/ Harsha V. Rajamani
Name: Harsha V. Rajamani
Title: Managing Director

COLLATERAL AGENT:

J. ARON & COMPANY LLC, as Collateral Agent
By:    /s/ Harsha V. Rajamani
Name: Harsha V. Rajamani
Title: Managing Director

LENDERS:

J. ARON & COMPANY LLC, as a Lender
By:    /s/ Harsha V. Rajamani
Name: Harsha V. Rajamani
Title: Managing Director

Signature Page to Amendment No. 4 to Credit Agreement

EXHIBIT A

FORM OF RATIFICATION AGREEMENT
December 23, 2019
Reference is made to that certain (i) Credit Agreement dated as of September 28, 2018 (as amended, restated, supplemented or otherwise modified (including by the Omnibus Consent and Amendment dated as of November 29, 2018, Amendment No. 2 dated as of May 6, 2019, Amendment No. 3 dated as of June 28, 2019 and the Amendment referred to below), the “Credit Agreement”), by and among TELLURIAN PRODUCTION HOLDINGS LLC, a Delaware limited liability company (“Borrower”), the lenders party thereto, GOLDMAN SACHS LENDING PARTNERS LLC, as the administrative agent (in such capacity, including any successors or assigns in such capacity, “Administrative Agent”), and J. ARON & COMPANY LLC, as the collateral agent (in such capacity, including any successors or assigns in such capacity, “Collateral Agent”), and (ii) Amendment No. 4 to Credit Agreement dated as of the date hereof (the “Amendment”), among Borrower, Administrative Agent, Collateral Agent, and the lenders party thereto. Capitalized terms used herein have the meanings given to such terms in the Credit Agreement.
Each of the undersigned Guarantors hereby (a) acknowledges the terms of the Amendment; and (b) ratifies, confirms and agrees that, following the effectiveness of the Amendment on the Effective Date referred to therein, (i) the Loan Documents to which such Guarantor is a party shall remain in full force and effect on such date, including without limitation the Guaranty Agreement and the Security Documents to which such Guarantor is a party and (ii) the applicable Security Documents shall continue to secure the Secured Obligations, in the manner and to the extent provided therein, without defense, set off, counterclaim, discount or charge of any kind as of the date hereof.
This Ratification Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
THIS RATIFICATION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
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Exhibit A to Amendment No. 4 to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Ratification Agreement to be duly executed on the date first above written.
TELLURIAN INC.
By:    ____________________________________________________
Name:
Title:

TELLURIAN PRODUCTION LLC
By:    ____________________________________________________
Name:
Title:

TELLURIAN OPERATING LLC
By:    ____________________________________________________
Name:
Title:

Ratification Agreement (Amendment No. 4 to Credit Agreement)